EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarter Report of US Fuel Corporation (the "Company") on Form 10-Q for the period ended June 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Chady, Chief Financial Officer of US Fuel Corporation, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William Chady
William Chady
Chief Financial Officer

Date:  August 14, 2014